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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 31, 1999

                           ISIS PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

0-19125                                                               33-0336973
(Commission File No.)                          (IRS Employer Identification No.)

                               2292 FARADAY AVENUE
                           CARLSBAD, CALIFORNIA 92008
              (Address of principal executive offices and zip code)

                                 (760) 931-9200
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

On July 18, 1995, Isis Pharmaceuticals, Inc. ("Isis") and Boehringer Ingelheim International, GmbH ("BI") formed a collaboration to combine the clinical development and research programs of both companies in the field of cell adhesion. Effective August 31, 1999 Isis has reacquired control of the ISIS 2302 drug compound in order to redirect the commercialization of this product.

In connection with the collaboration, Isis and BI entered into a Stock Purchase Agreement effective July 18, 1995. The Stock Purchase Agreement has been amended effective August 31, 1999 in accordance with the attached Exhibit 10.2.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (a)     Financial Statements of Businesses Acquired. Not applicable.

        (b)     Pro Forma Financial Information. Not applicable.

        (c)     Exhibits

                Exhibit 10.1* Agreement dated August 31, 1999 between Boehringer Ingelheim International GmbH and Isis
                Pharmaceuticals, Inc.

                Exhibit 10.2 Amendment to the Stock Purchase Agreement dated August 31, 1999



*Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.
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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ISIS PHARMACEUTICALS, INC.

Dated:  September 2, 1999                   By: /S/  B. LYNNE PARSHALL
                                               ---------------------------------
                                               B. Lynne Parshall
                                               Executive Vice President